EXHIBIT 10.01

AMENDMENT NO. 8 TO FOUR CORNERS PROJECT CO-TENANCY AGREEMENT
THIS AMENDMENT NO. 8 TO FOUR CORNERS PROJECT CO-TENANCY AGREEMENT (this “Amendment”) is made and entered into as of March 15, 2015, by and among ARIZONA PUBLIC SERVICE COMPANY, an Arizona corporation (“Arizona”); EL PASO ELECTRIC COMPANY, a Texas corporation (“El Paso”); PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico corporation (“New Mexico”); SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT, an agricultural improvement district, organized and existing under the laws of the State of Arizona (“Salt River Project”); and TUCSON ELECTRIC POWER COMPANY, an Arizona corporation (“Tucson”). Arizona, El Paso, New Mexico, Salt River Project, and Tucson are herein collectively referred to as the “Parties”.
RECITALS
The Parties and Southern California Edison Company (“Edison”) entered into the Four Corners Project Co-Tenancy Agreement, effective as of July 19, 1966, and amendments thereto through Amendment No. 7, dated as of December 30, 2013, which Amendment No. 7 reflected the sale by Edison of its interest in the Four Corners Project and Facilities Switchyard to Arizona (as amended by such amendments, the “Co-Tenancy Agreement”), providing, among other things, for the allocation of ownership in the Four Corners Project.
Arizona and El Paso are parties to a Purchase and Sale Agreement, dated as of February 17, 2015 (the “Purchase Agreement”), providing, among other things, for the sale by El Paso to Arizona, and the purchase by Arizona from El Paso, of El Paso’s interests in the Four Corners Project and the Facilities Switchyard (the “El Paso Interest Transfer”).
This Amendment will take effect on the Amendment No. 8 Effective Date, as defined herein.
STATEMENT OF AGREEMENT
NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:
1.Defined Terms. Defined terms used but not defined in this Amendment shall have the respective meanings ascribed to such terms in the Co-Tenancy Agreement.

2.Amendment of Section 1. Section 1 is hereby amended to delete “EL PASO ELECTRIC COMPANY, a Texas corporation (hereinafter referred to as “El Paso”);” from the second line thereof.

3.Amendment of Section 2.2. Section 2.2 is hereby amended to substitute “El Paso” for “El Paso Electric Company (hereinafter referred to as “El Paso”) in the first line thereof, and to add the following immediately following the last sentence thereof: “Amendment No. 8 to this Agreement (“Amendment No. 8”) provides, among other things, for updated ownership percentages as they existed following the consummation of the transfer to Arizona by

El Paso of El Paso’s interests in the Four Corners Project pursuant to that certain Purchase and Sale Agreement, dated as of February 17, 2015 (the “Purchase Agreement”). As of the effective date of Amendment No. 8, El Paso is no longer a party to this Agreement, and all references to El Paso as well as El Paso’s designation as a Participant, as that term is defined in Section 5.27 herein, are limited to facts or matters occurring or agreements entered into prior to the effective date of Amendment No. 8.”.

4.Amendment of Section 5.27. Section 5.27 is hereby amended to delete “, El Paso” in the first line thereof, to add the following clause immediately following “Project” in the third line thereof: “, and, when referring specifically to facts or matters occurring or agreements entered into prior to the effective date of Amendment No. 8, El Paso.”.

5.Amendment of Section 6.2. Section 6.2 is hereby deleted in its entirety and replaced to read in full as follows:

“6.2 The Participants shall hold title to and own as tenants in common all the facilities forming part of the Four Corners Project (excluding the Common Facilities, the Switchyard Facilities, the New Facilities, the Related Facilities not included in the New Facilities, and the Reserve Auxiliary Power Source) as follows:
6.2.1 Arizona shall own an undivided 70% interest therein.
6.2.2 New Mexico shall own an undivided 13% interest therein.
6.2.3 Salt River Project shall own an undivided 10% interest therein.
6.2.4 Tucson shall own an undivided 7% interest therein.”.
6.Amendment of Section 6.2(a). Section 6.2(a) is hereby deleted in its entirety and replaced to read in full as follows:

“6.2(a) The Participants shall hold title to and own as tenants in common the Related Facilities not included in the New Facilities existing on the effective date of Amendment No. 8 as follows:
6.2(a)1 Arizona shall own an undivided 78.27% interest therein.
6.2(a)2 New Mexico shall own an undivided 9.42% interest therein.
6.2(a)3 Salt River Project shall own an undivided 7.24% interest therein.
6.2(a)4 Tucson shall own an undivided 5.07% interest therein.
The Participants shall hold title to and own as tenants in common all Related Facilities, including improvements thereto, acquired or constructed after the effective date of Amendment No. 8 as follows:
6.2(a)5 Arizona shall own an undivided 70% interest therein.

        6.2(a)6 New Mexico shall own an undivided 13% interest therein.
6.2(a)7 Salt River Project shall own an undivided 10% interest therein.
6.2(a)8 Tucson shall own an undivided 7% interest therein.”
7.Amendment of Section 6.3.1. Section 6.3.1 is hereby amended to substitute “70%” for “63%” in the first line thereof.

8.Amendment of Section 6.3.3. Section 6.3.3 is hereby amended to substitute “[Reserved]” for the text thereof.

9.Amendment of Section 6.3(a)1. Section 6.3(a)1 is hereby amended to substitute 64.71%” for “56.47%” in the first line thereof.

10.Amendment of Section 6.3(a)2. Section 6.3(a)2 is hereby amended to substitute “[Reserved]” for the text thereof.

11.Amendment of Section 6.4.1.     Section 6.4.1 is hereby amended to substitute “70%” for “63%” in the first line thereof.

12.Amendment of Section 6.4.3.     Section 6.4.3 is hereby amended to substitute “[Reserved]” for the text thereof.

13.Amendment of Section 6.5. Section 6.5 is hereby deleted in its entirety and replaced to read in full as follows:

“6.5 The Participants shall hold title to and own as tenants in common the Common Facilities and the Existing Related Facilities included in the New Facilities, in both cases, existing on the effective date of Amendment No. 8 as follows:
6.5.1 Arizona shall own an undivided 78.27% interest therein.
6.5.2 New Mexico shall own an undivided 9.42% interest therein.
6.5.3 Salt River Project shall own an undivided 7.24% interest therein.
6.5.4 Tucson shall own an undivided 5.07% interest therein.
The Participants shall hold title to and own as tenants in common all Future Related Facilities, including improvements thereto, acquired or constructed after the effective date of Amendment No. 8 as follows:
6.5.5 Arizona shall own an undivided 70% interest therein.
6.5.6 New Mexico shall own an undivided 13% interest therein.
6.5.7 Salt River Project shall own an undivided 10% interest therein.
6.5.8 Tucson shall own an undivided 7% interest therein.”

14.Amendment of Section 6.6.1. Section 6.6.1 is hereby amended to substitute “70%” for “63%” in the first line thereof:

15.Amendment of Section 6.6.3. Section 6.6.3 is hereby amended to substitute “[Reserved]” for the text thereof:

16.Amendment of Section 6.7. Section 6.7 is hereby amended to delete “El Paso,” from the second line thereof.

17.Amendment of Section 6.8. Section 6.8 is hereby amended to delete “El Paso,” from the second line thereof.

18.Amendment of Section 6.9. Section 6.9 is hereby amended to delete “El Paso,” from the third line thereof.

19.Amendment of Section 7.1.1. Section 7.1.1 is hereby amended to substitute “80%” for “75.33%” in the first line thereof.

20.Amendment of Section 7.1.3. Section 7.1.3 is hereby amended to substitute “[Reserved]” for the text thereof.

21.Amendment of Section 7.2.1.     Section 7.2.1 is hereby amended to substitute “62.73%” for “52.23%” in the first line thereof.

22.Amendment of Section 7.2.3.     Section 7.2.3 is hereby amended to substitute “[Reserved]” for the text thereof.

23.Amendment of Section 7.3.1.     Section 7.3.1 is hereby amended to substitute “70%” for “63%” in the first line thereof.

24.Amendment of Section 7.3.3.     Section 7.3.3 is hereby amended to substitute “[Reserved]” for the text thereof.

25.Amendment of Section 7.4.1. Section 7.4.1 is hereby amended to substitute “58.40%” for “57.90%” in the first line thereof.

26.Amendment of Section 7.4.3. Section 7.4.3 is hereby amended to substitute “[Reserved]” for the text thereof.

27.Amendment of Section 7.5.1. Section 7.5.1 is hereby amended to substitute “68.75%” for “62.45%” in the first line thereof.

28.Amendment of Section 7.5.3. Section 7.5.3 is hereby amended to substitute “[Reserved]” for the text thereof.

29.Amendment of Section 7.7. Section 7.7 is hereby amended to delete “El Paso,” from the second line thereof.

30.Amendment of Section 8.1.1. Section 8.1.1 is hereby amended to substitute “70%” for “63%” in the first line thereof.

31.Amendment of Section 8.1.3. Section 8.1.3 is hereby amended to substitute “[Reserved]” for the text thereof.

32.Compliance with Section 13.11.2 and 13.12 of the Co-Tenancy Agreement. In accordance with Section 13.11.2 of the Co-Tenancy Agreement, Arizona agrees to assume from and after the Amendment No. 8 Effective Date the obligations and duties of El Paso under the Project Agreements. In accordance with Section 13.12 of the Co-Tenancy Agreement, Arizona agrees that it shall not transfer or assign all or any portion of the Transfer Interest acquired by Arizona upon consummation of the El Paso Interest Transfer without complying with Section 13 of the Co-Tenancy Agreement.

33.Amendment of Section 23.1.2. Section 23.1.2 is hereby amended to substitute “[Reserved]” for the text thereof.

34.Amendment of Exhibit 2, Figure 1. Figure 1 of Exhibit 2 is hereby replaced in its entirety by Figure 1-A, attached to this Amendment.

35.Amendment No. 8 Effective Date; Termination.    The “Amendment No. 8 Effective Date” means the date of consummation of the El Paso Interest Transfer pursuant to the Purchase Agreement (the “El Paso Transfer Closing Date”).

36.Notices. Any notice provided for in this Amendment shall be deemed properly served, given or made if delivered in person or sent by registered or certified mail, postage prepaid, to the persons specified below:

Arizona Public Service Company
c/o Secretary
P.O. Box 53999
Phoenix, Arizona 85072 3999

El Paso Electric Company
c/o Secretary
P.O. Box 982
El Paso, Texas 79960

Public Service Company of New Mexico
c/o Secretary
Main Offices
Albuquerque, New Mexico 87158-1245

Salt River Project Agricultural
Improvement and Power District
c/o Secretary

Mail Station PAB215
P.O. Box 52025
Phoenix, Arizona 85072-2025

Tucson Electric Power Company
c/o Secretary
P.O. Box 711
Tucson, Arizona 85702

37.Effect of Amendment. The Parties acknowledge and agree that (a) except as specifically amended by this Amendment, the Co-Tenancy Agreement is unamended, and (b) the Co-Tenancy Agreement, as amended by this Amendment, remains in full force and effect.

38.Counterparts; Facsimile and .PDF Signatures. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together will constitute one and the same instrument. Any signature page delivered by facsimile, telecopy, or .pdf file shall be binding to the same extent as an original signature page, with regard to any agreement, subject to the terms hereof or any amendment thereto. Any Party who delivers such a signature page agrees to later deliver an original counterpart to any Party who requests it.

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the day and year first above written.

ARIZONA PUBLIC SERVICE COMPANY

By: [signature]
Its: VP, Fossil Generation

EL PASO ELECTRIC COMPANY

By: ______________________________
Its: ______________________________

PUBLIC SERVICE COMPANY OF NEW MEXICO

By: ______________________________
Its: ______________________________

SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT

By: ______________________________
Its: ______________________________

Reviewed by SRP Legal Services

By: ______________________________
Its: ______________________________

TUCSON ELECTRIC POWER COMPANY
By: ______________________________
Its: ______________________________

Signature Page to Amendment No. 8 to Four Corners Project Co-Tenancy Agreement

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the day and year first above written.

ARIZONA PUBLIC SERVICE COMPANY

By: ______________________________
Its: ______________________________

EL PASO ELECTRIC COMPANY

By: Rocky R. Miracle
Its: SVP

PUBLIC SERVICE COMPANY OF NEW MEXICO

By: ______________________________
Its: ______________________________

SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT

By: ______________________________
Its: ______________________________

Reviewed by SRP Legal Services

By: ______________________________
Its: ______________________________

TUCSON ELECTRIC POWER COMPANY
By: ______________________________
Its: ______________________________

Signature Page to Amendment No. 8 to Four Corners Project Co-Tenancy Agreement

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the day and year first above written.

ARIZONA PUBLIC SERVICE COMPANY

By: ______________________________

Its: ______________________________

EL PASO ELECTRIC COMPANY

By: ______________________________

Its: ______________________________

PUBLIC SERVICE COMPANY OF NEW MEXICO

By: [signature]

Its: V.P. PNM Generation

SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT

By: ______________________________

Its: ______________________________

Reviewed by SRP Legal Services

By: ______________________________

Its: ______________________________

TUCSON ELECTRIC POWER COMPANY

By: ______________________________

Its: ______________________________

Signature Page to Amendment No. 8 to Four Corners Project Co-Tenancy Agreement

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the day and year first above written.

ARIZONA PUBLIC SERVICE COMPANY

By: ______________________________
Its: ______________________________

EL PASO ELECTRIC COMPANY

By: ______________________________
Its: ______________________________

PUBLIC SERVICE COMPANY OF NEW MEXICO

By: ______________________________
Its: ______________________________

SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT

By: [signature]
Its: AGM & Chief Power System Executive

Reviewed by SRP Legal Services

By: [signature]
Its: Director, Environmental Law

TUCSON ELECTRIC POWER COMPANY

By: ______________________________
Its: ______________________________

Signature Page to Amendment No. 8 to Four Corners Project Co-Tenancy Agreement

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the day and year first above written.

ARIZONA PUBLIC SERVICE COMPANY

By: ______________________________
Its: ______________________________

EL PASO ELECTRIC COMPANY

By: ______________________________
Its: ______________________________

PUBLIC SERVICE COMPANY OF NEW MEXICO

By: ______________________________
Its: ______________________________

SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT

By: ______________________________
Its: ______________________________

Reviewed by SRP Legal Services

By: ______________________________
Its: ______________________________

TUCSON ELECTRIC POWER COMPANY

By: [signature]
Its: VP Energy Resources

Signature Page to Amendment No. 8 to Four Corners Project Co-Tenancy Agreement